SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date Of Report (Date Of Earliest Event Reported) October 24, 2002
                                                         ----------------

                                AUTONATION, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)

        DELAWARE                         1-13107              73-1105145
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(State Or Other Jurisdiction           (Commission          (IRS Employer
 Of Incorporation)                      File Number)        Identification No.)


                               110 S.E. 6th Street
                          Ft. Lauderdale, Florida 33301
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          (Address Of Principal Executive Offices, Including Zip Code)

        Registrant's Telephone Number, Including Area Code (954) 769-6000
                                                           --------------

              ----------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


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ITEM 5. Other Events.

         On October 24, 2002, AutoNation, Inc. (the "Company") issued a press release announcing that it has commenced a consent solicitation from holders of its $450,000,000 of 9% Senior Notes due 2008 (the "Notes") to amend the Indenture governing the Notes. The purpose of the proposed amendment is to increase by $400 million the Company's capacity to make restricted payments under the terms of the Indenture, including payments for the repurchase of the Company's common stock. A copy of the press release is attached as an exhibit hereto and incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1     Press Release of AutoNation, Inc., dated October 24, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AUTONATION, INC.
                                       ------------------
                                                (Registrant)

                                       By:       /s/ Jonathan P. Ferrando
                                          --------------------------------------
                                                Jonathan P. Ferrando
                                                Senior Vice President,
                                                General Counsel and Secretary

Dated: October 24, 2002


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                                INDEX TO EXHIBITS


Exhibit           Exhibit
Number            Description
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99.1              Press Release of AutoNation, Inc., dated October 24, 2002.